Regal Beloit Corporation Second Quarter 2016 Earnings Conference Call August 9, 2016 Mark Gliebe Chairman and Chief Executive Officer Jon Schlemmer Chief Operating Officer Chuck Hinrichs Vice President Chief Financial Officer Robert Cherry Vice President Investor Relations

Safe Harbor Statement This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “plan,” “expect,” “anticipate,” “estimate,” “believe,” or “continue” or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; increases in our overall debt levels as a result of the acquisition of the Power Transmission Solutions (“PTS”) business from Emerson Electric Co., or otherwise and our ability to repay principal and interest on our outstanding debt; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses such as PTS, including the timing and impact of purchase accounting adjustments; prolonged declines in oil and gas up stream capital spending; unanticipated costs or expenses we may incur related to product warranty issues; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; product liability and other litigation, or the failure of our products to perform as anticipated, particularly in high volume applications; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, foreign government policies and other external factors that we cannot control; unanticipated liabilities of acquired businesses; effects on earnings of any significant impairment of goodwill or intangible assets; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company’s Annual Report on Form 10-K filed on March 2, 2016 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances. p 2

Non-GAAP Financial Measures p 3 We prepare financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. In addition, since our management often uses these non-GAAP financial measures to manage and evaluate our business, make operating decisions, and forecast our future results, we believe disclosing these measures helps investors evaluate our business in the same manner as management. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the Appendix to the most directly comparable GAAP financial measures: adjusted diluted earnings per share (both historical and projected), adjusted operating profit, adjusted operating profit margin, free cash flow, and free cash flow as a percentage of net income attributable to Regal Beloit Corporation. In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP sales from existing operations excluding sales from acquired businesses recorded prior to the first anniversary of the acquisition less the amount of sales attributable to any divested businesses (“acquisition sales”), and the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s sales (excluding acquisition sales) using the same currency exchange rates that were in effect during the prior year periods. We use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. We use the term “acquisition growth” to refer to the increase in our sales between periods that is attributable to acquisition sales.

Agenda Opening Comments Mark Gliebe Financial Update Chuck Hinrichs Segment Update Jon Schlemmer Summary Mark Gliebe Q&A All p 4

Opening Comments 2nd Quarter Results p 5 $942 $839 ($2) ($9) Prior Year FX Acquisition Organic Current Year ($92) ($50) Global Industrial ($17) Two-Way MPFs ($13) Middle East ($ 9) HVAC/Water Results Generally In Line with Expectations 2Q Sales Versus Prior Year (millions)

Opening Comments 2nd Quarter Results > 2nd Quarter Adjusted Operating Profit Margin* 9.7%  Volume Driving $21 Million of Operating Profit Reduction  Simplification/Cost Savings Partially Offsetting Declines > Cash/Debt  Delivered 175% Free Cash Flow* to Net Income  Improved Cash Cycle Days** by 7 Days and Reduced Inventory $45 Million  Closed on the Sale of Mastergear  Paid Down $93 Million in Debt > Looking Forward  Expecting 2H Organic Growth Rates to be Meaningfully Better than 1H  Expecting 2H Margin Rates to Further Increase * Non-GAAP Financial Measurement, See Appendix for Reconciliation. p 6 Expecting Second Half Adj. EPS* to Increase 8% - 18% Over First Half ** Cash Cycle Days = A/R Days Sales Outstanding + Days Sales Inventory Outstanding – A/P Days Payable Outstanding

> Sales of $839 Million, Down 11.0% – Foreign Currency Translation of (1.0%) – Business Divestiture (0.2%) – Organic Sales* of (9.8%) > Adjusted Operating Profit Margin* of 9.7%, Down 220 Basis Points from Prior Year – Lower Sales Volume Pressured Margins – Simplification Initiative Benefits and Cost Controls Partially Offset Effect of Sales Volume Decline > Operating Expense Down $16.7 Million – Includes $11.6 Million Gain from Sale of Mastergear – $5.1 Million Benefit Primarily from Cost Actions 2nd Quarter 2016 Financial Results p 7 * Non-GAAP Financial Measurement, See Appendix for Reconciliation

2nd Quarter 2016 Financial Results p 8 * Non-GAAP Financial Measurement, See Appendix for Reconciliation ADJUSTED DILUTED EARNINGS PER SHARE* Jul 2, 2016 Jul 4, 2015 Jul 2, 2016 Jul 4, 2015 Diluted Earnings Per Share 1.26$ 1.39$ 2.19$ 2.20$ Purchase Accounting and Transaction Costs - 0.11 - 0.47 Restructuring and Related Costs 0.02 0.03 0.04 0.05 Venezuelan Currency Devaluation - - - 0.02 Gain on Disposal of Business (0.14) - (0.14) - Adjusted Diluted Earnings Per Share 1.14$ 1.53$ 2.09$ 2.74$ Three Months Ended Six Months Ended Annual Impact of Mastergear Divestiture ($ Million) Sales $22.0 Operating Profit $4.0

Capital Expenditures > $17 Million in 2Q 2016 > $32 Million in 1H 2016 > $80 Million Expected in FY 2016 Effective Tax Rate (ETR) Balance Sheet at July 2, 2016 > Total Debt of $1,614 Million > Net Debt of $1,343 Million > 2Q 2016 Debt Reduction of $93 Million > Reduced Total Debt by $266 Million Over Past 12 Months 2nd Quarter 2016 Key Financial Metrics Free Cash Flow* > $99 Million in 2Q 2016 > 175% of Net Income in 2Q 2016 > Improved Management of Working Capital – Reduced Inventory $45 Million in 2Q 2016 and $64 Million in 1H 2016 p 9 > 24.9% ETR in 2Q 2016 > Expect 23% ETR for 2H 2016 * Non-GAAP Financial Measurement, See Appendix for Reconciliation

2016 Full Year Guidance > 2nd Half Organic Sales Expected to be Down Low Single Digits  Warmer Weather Driving Strong HVAC Demand  Normal Heating Season vs Prior Year  Easier Comparisons in Oil and Gas Businesses  Sequentially Improving Two-Way Material Price Formula Impact  Lower Impact of F/X Translation > 2nd Half Operating Profit Margins  Favorable Price/Cost Impact as Lagging Realization of Lower Cost Commodities  Simplification and Restructuring Actions Especially in Oil & Gas Businesses > Full Year 2016 GAAP EPS Guidance of $4.32 to $4.52 > Full Year 2016 Adjusted EPS* Guidance of $4.35 to $4.55  Addition of Restructuring and Related Expenses of $0.20  Subtraction of Gains on Sales of Businesses of $0.17 p 10 * Non-GAAP Financial Measurement, See Appendix for Reconciliation Second Half Adj. EPS Expected to be 8% - 18% Higher than First Half

Commercial & Industrial Systems

(millions)

2Q Sales Versus Prior Year



$441
($7)
($39)
$395
($21) O&G / Power
($9) MPF / Price
($8) China
Resi Pool
Data Centers
Prior Year
FX
Organic
Current Year

Key Thoughts

> N.A. C&I Motors Sales Flat

> Adj. Operating Margin* 6.5% Down 340 bps from Prior Year but Up 70 bps vs 1Q 2016

> Oil & Gas and Power Gen Drove ~50% of the Margin Decline

> Beginning to See Benefits of Restructuring/Resizing of Oil & Gas Businesses

> Expecting Improvements in 2H Margin Rate from Favorable Price/Cost

> Easier Oil & Gas Comparisons in 2H

Second Half Margin Rate Expected to Increase Sequentially

* Non-GAAP Financial Measurement, See Appendix for Reconciliation

p 11

Climate Solutions


(millions)
2Q Sales Versus Prior Year
$286
($2)
($30)
$254
($13) Middle East Mkt
($9) MPF / Price
($5) NA HVAC/Water Htr
($4) Aftermarket
Com Refrigeration
Prior Year
FX
Organic
Current Year

Key Thoughts

- > HVAC Demand Picked Up in June after a Slow Start and Have Remained Strong into 3Q
- > Adj. Operating Margin* 14.4% Down 80 bps from Prior Year but Up 360 bps vs 1Q
- > Margin Improvements Expected to Continue in 2H
- > Simplification and Cost Savings Helped to Offset the Volume Decline
- > Expecting Normal Heating Season

Warm Weather Driving Stronger 3rd Quarter Demand

* Non-GAAP Financial Measurement, See Appendix for Reconciliation

p 12

Power Transmission Solutions

(millions)

2Q Sales Versus Prior Year



$215
($0.5)
($2)
($24)
$189
($10) Oil & Gas
($7) Ag and Metals
($4) Distribution
Ren Energy
Mat Handling
Prior Year
FX
Acquisition
Organic
Current Year

Key Thoughts

- > Adj. Operating Margin* 10.1% Down 170 bps from Prior Year and Down 140 bps from 1Q 2016
- > Closed on the Sale of Mastergear
- > Synergies and Cost Saving Benefits Helped Offset the Volume Decline
- > Orders Weakened Throughout the Quarter but Easier Comparisons in 2H from Oil & Gas
- > Synergy Programs Remain on Accelerated Schedule and Additional Cost Actions Initiated

Weak Industrial Markets Persist

* Non-GAAP Financial Measurement, See Appendix for Reconciliation

p 13

Energy Legislation and New Products p 14 Future Revenue and Margin Growth Simplification and Cost Savings Standard Standard Axial ECM Growth Momentum Continuing to Execute > Cost Reduction Programs Underway - 8 Production Line Transitions - 7 Warehouses Consolidating to 2 - 80% on Common ERP Platform - 5th Design Platform Consolidation > Restructuring and Resizing the Oil & Gas Businesses > Additional Simplification and Synergy Programs to be Initiated in 2H > Restructuring and Related Expenses Estimated to be $14 Million for 2016 NEW NEW ®

Free Cash Flow Performance p 15 0% 30% 60% 90% 120% 150% $- $50 $100 $150 $200 $250 $300 $350 2011 2012 2013 2014 2015 2016e** Free Cash Flow* % of Adj. Net Income* Consistently Delivering Strong FCF – 129% Annual Average * Non-GAAP Financial Measurement, See Appendix for Reconciliation. ** Based on Management Estimates (millions)

Summary > 2nd Quarter Sales  Oil & Gas and Power Generation Market Headwinds  Global Industrial Market Weakness > Margin Decline Mainly Driven by Oil & Gas and Power Generation > Delivered 175% Free Cash Flow* to Net Income and Reduced Debt by $93 Million > 2nd Half Organic Sales Expected to be Down Low Single Digits  Warmer Weather Driving Strong HVAC Demand  Normal Heating Season vs Prior Year  Easier Comparisons in Oil & Gas and Power Gen Businesses  Sequentially Improving Two-Way Material Price Formula Impact  Lower Impact of F/X Translation > 2nd Half Adjusted EPS* Up 8% to 18% Over 1st Half  Favorable Price/Cost Impact  Simplification and Cost Saving Actions Benefit the 2H p 16 * Non-GAAP Financial Measurement, See Appendix for Reconciliation

Questions and Answers p 17

p 18 Appendix Non-GAAP Reconciliations ADJUSTED DILUTED EARNINGS PER SHARE* Jul 2, 2016 Jul 4, 2015 Jul 2, 2016 Jul 4, 2015 Diluted Earnings Per Share 1.26$ 1.39$ 2.19$ 2.20$ Purchase Accounting and Transaction Costs - 0.11 - 0.47 Restructuring and Related Costs 0.02 0.03 0.04 0.05 Venezuelan Currency Devaluation - - - 0.02 Gain on Disposal of Business (0.14) - (0.14) - Adjusted Diluted Earnings Per Share 1.14$ 1.53$ 2.09$ 2.74$ Three Months Ended Six Months Ended Minimum Maximum 2016 EPS Annual Guidance 4.32$ 4.52$ Restructuring and Related Costs 0.20 0.20 Gains on Disposals of Businesses (0.17) (0.17) 2016 Adjusted EPS Annual Guidance 4.35$ 4.55$ RECONCILIATION OF 2016 ADJUSTED ANNUAL GUIDANCE

REGAL

Appendix Non-GAAP Reconciliations

ADJUSTED OPERATING INCOME	Three Months Ended							
	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Jul 2, 2016	Jul 4, 2015	**Jul 2, 2016**	Jul 4, 2015	**Jul 2, 2016**	Jul 4, 2015	**Jul 2, 2016**	Jul 4, 2015
Income from Operations	**$ 25.1**	$ 41.5	**$ 36.1**	$ 43.7	**$ 30.2**	$ 18.0	**$ 91.4**	$ 103.2
Purchase Accounting and Transaction Costs	**-**	-	**-**	-	**-**	7.1	**-**	7.1
Restructuring and Related Costs	**0.7**	2.0	**0.5**	(0.1)	**0.5**	0.2	**1.7**	2.1
Gain on Disposal of Business	**-**	-	**-**	-	**(11.6)**	-	**(11.6)**	-
Adjusted Income from Operations	**$ 25.8**	$ 43.5	**$ 36.6**	$ 43.6	**$ 19.1**	$ 25.3	**$ 81.5**	$ 112.4
GAAP Operating Margin %	**6.4 %**	9.4 %	**14.2 %**	15.3 %	**16.0 %**	8.4 %	**10.9 %**	11.0 %
Adjusted Operating Margin %	**6.5 %**	9.9 %	**14.4 %**	15.2 %	**10.1 %**	11.8 %	**9.7 %**	11.9 %

ADJUSTED OPERATING INCOME	Six Months Ended							
	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Jul 2, 2016	Jul 4, 2015	**Jul 2, 2016**	Jul 4, 2015	**Jul 2, 2016**	Jul 4, 2015	**Jul 2, 2016**	Jul 4, 2015
Income from Operations	**$ 46.8**	$ 74.8	**$ 60.7**	$ 77.1	**$ 53.2**	$ 14.9	**$ 160.7**	$ 166.8
Purchase Accounting and Transaction Costs	**-**	-	**-**	-	**-**	29.8	**-**	29.8
Restructuring and Related Costs	**0.8**	3.9	**1.8**	(1.1)	**0.5**	0.5	**3.1**	3.3
Venezuelan Currency Devaluation	**-**	1.5	**-**	-	**-**	-	**-**	1.5
Gain on Disposal of Business	**-**	-	**-**	-	**(11.6)**	-	**(11.6)**	-
Adjusted Income from Operations	**$ 47.6**	$ 80.2	**$ 62.5**	$ 76.0	**$ 42.1**	$ 45.2	**$ 152.2**	$ 201.4
GAAP Operating Margin %	**6.1 %**	8.3 %	**12.3 %**	13.6 %	**13.6 %**	3.8 %	**9.7 %**	9.0 %
Adjusted Operating Margin %	**6.2 %**	8.9 %	**12.6 %**	13.4 %	**10.8 %**	11.6 %	**9.2 %**	10.9 %

p 19

p 20 Appendix Non-GAAP Reconciliations ORGANIC GROWTH Three Months Ended Six Months Ended Net Sales 838.6$ 1,656.8$ Net Sales from Businesses Acquired - (35.9) Net Sales from Businesses Divested 2.0 2.0 Impact from Foreign Currency Exchange Rates 9.3 21.2 Adjusted Net Sales 849.9$ 1,644.1$ Net Sales Ended July 4, 2015 942.2$ 1,853.9$ Organic Growth % (9.8)% (11.3)% Jul 2, 2016 FREE CASH FLOW RECONCILIATION Jul 2, 2016 Jul 4, 2015 Jul 2, 2016 Jul 4, 2015 Net Cash Provided by Operating Activities 116.1$ 118.2$ 174.3$ 135.7$ Additions to Property Plant and Equipment (16.8) (23.5) (31.7) (44.7) Fr e Cash Flow 99.3$ 94.7$ 142.6$ 91.0$ Free Cash Flow as a Percentag of Net Income Attributable to Regal Beloit Corporation 175.4% 150.8% 145.2% 91.7 % Three Months Ended Six Months Ended

p 21 Appendix Non-GAAP Reconciliations ADJUSTED NET INCOME Dollars in Millions 2011 2012 2013 2014 2015 2016 (E) GAAP Net Income Attributable to Regal Beloit Corporation 152.3$ 195.6$ 120.0$ 31.0$ 143.3$ 200.0$ Goodwill and Asset Impairments and Other —$ —$ 81.0$ 159.5$ 92.7$ —$ Tax Effect from Goodwill and Asset Impairments and Other —$ —$ (6.4)$ (12.3)$ (21.8)$ —$ Adjusted Net Income 152.3$ 195.6$ 194.6$ 178.2$ 214.2$ 200.0$ FREE CASH FLOW Dollars in Millions 2011 2012 2013 2014 2015 2016 (E) GAAP Net Cash Provided by Operating Activities 265.3$ 351.7$ 305.0$ 298.2$ 381.1$ 387.0$ Additions to Property, Plant and Equipment (57.6)$ (91.0)$ (82.7)$ (83.6)$ (92.2)$ (80.0)$ Grants Received for Capital Expenditures —$ 8.7$ 1.6$ —$ —$ —$ Free Cash Flow 207.7$ 269.4$ 223.9$ 214.6$ 288.9$ 307.0$ Free Cash Flow as a Percentage of Adjusted Net Income 136.4% 137.7% 115.1% 120.4% 134.9% 153.5% Fiscal Years Fiscal Years

Appendix Regal Shipping Days p 22 1Q 2Q 3Q 4Q FY 2014 63 63 63 64 253 2015 64 63 64 59 250 2016 64 64 63 60 251 > Regal operates on a 52/53 week fiscal year ending on the Saturday closest to December 31 > Fiscal Years 2015 and 2016 have 52 weeks > Fiscal Year 2014 had 53 weeks